Exhibit 99.24

MBNA MASTER CREDIT CARD TRUST II SERIES 1997-B

KEY PERFORMANCE FACTORS
May 31, 1997



        Expected B Maturity                                         3/15/12


        Blended Coupon                                              5.9210%



        Excess Protection Level
          3 Month Average   3.95%
          May, 1997   4.43%
          April, 1997   3.47%
          March, 1997  N/A


        Cash Yield                                  17.28%


        Investor Charge Offs                         4.53%


        Base Rate                                    8.32%


        Over 35 Day Delinquency                      4.38%


        Seller's Interest                           15.43%


        Total Payment Rate                          12.75%


        Total Principal Balance                     $27,132,480,390.99


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $4,186,442,872.50